                                                                   EXHIBIT 4(kk)

                     FIRST AMENDMENT TO TERM LOAN AGREEMENT

         THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (the "AMENDMENT") is entered into as of August 21, 2000, among The Williams Companies, Inc., a Delaware corporation (the "COMPANY"), Credit Lyonnais New York Branch, as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), and certain LENDERS (herein so called) named on SCHEDULE 2.1 (as amended and supplemented from time to time) of the Term Loan Agreement (as hereinafter defined).

                                    RECITALS

         A. The Company, Lenders, Commerzbank AG New York and Cayman Island Branches, as Syndication Agent, The Bank of Nova Scotia, as Documentation Agent, and Administrative Agent entered into that certain Term Loan Agreement dated as of April 7, 2000 (the "TERM LOAN AGREEMENT"). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Term Loan Agreement, and all Section references are to Sections in the Term Loan Agreement.

         B. The Company has requested that the Lenders modify and amend certain terms and provisions of the Term Loan Agreement.

         C. The Lenders are willing to so modify and amend the Term Loan Agreement, as requested, in accordance with the terms and provisions set forth herein and upon the condition that the Company and the Lenders shall have executed and delivered this Amendment and that the Company shall have fully satisfied the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, Administrative Agent and the Lenders hereby agree, as follows:

PARAGRAPH 1. AMENDMENTS TO CREDIT AGREEMENT. The Term Loan Agreement is hereby amended, as follows:

         1.1 Definitions.

         (a) Subparagraph(c)(i) of the definition of "CASH HOLDINGS" appearing in SECTION 1.1 is amended, in its entirety, to read as follows:

                           "(i) a corporation (other than an Affiliate of the Company) rated (x) A-1 by S&P, P-1 by Moody's or F-1 by Fitch or (y) lower than set forth in the immediately preceding CLAUSE (x), provided, however, that the value of all such commercial paper shall not exceed 10% of the total value of all commercial paper comprising "Cash Holdings," or"

         (b) The definition of "CONSOLIDATED" appearing in Section 1.1 is amended, in its entirety, to read as follows:


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                           "CONSOLIDATED" refers to the consolidation of the
                           accounts of any Person and its subsidiaries in accordance with generally accepted accounting principles; provided that, unless otherwise provided, in the case of the Company, "CONSOLIDATED" shall mean the consolidation of the accounts of the Company and its Subsidiaries and shall not include any accounts of the WCG Subsidiaries; provided that for purposes of the Consolidated financial statements required to be delivered pursuant to Sections 7.5, 8.2(b) and 8.2(c) and where otherwise provided, the consolidation of the accounts of the Company and its subsidiaries shall include the WCG Subsidiaries.

         (c) The definitions of "CHOICESEAT", "DUFF AND PHELPS", "WFS" AND "WPL" in Section 1.1 are hereby deleted in their entirety.

         (d) Section 1.1 is further amended by adding the following new definitions thereto, such definitions to appear in appropriate alphabetical order therein:

                           "AMERICAN SODA" means American Soda, L.L.P., a Colorado limited liability partnership.

                           "CONSOLIDATING" refers to, with respect to the balance sheets and statements of income and cash flow required by Sections 7.5, 8.2(b) and 8.2(c), the consolidation of the accounts of the Company and its subsidiaries in accordance with the following format:
                           (i) the WCG Subsidiaries, (ii) the Company and its subsidiaries (which term does not include the WCG Subsidiaries), (iii) consolidation adjustments, and
                           (iv) Consolidated financial statements of the Company and each of its subsidiaries, including the WCG Subsidiaries.

                           "EDGAR" means "Electronic Data Gathering, Analysis and Retrieval" system, a database maintained by the Securities and Exchange Commission containing electronic filings of issuers of certain securities.

                           "WCG SUBSIDIARIES" means, collectively, WCG and any direct or indirect Subsidiary of WCG.

         (e) The definitions of "CONSOLIDATED NET WORTH", "DEBT", "DESIGNATED MINORITY INTERESTS", "ENVIRONMENT", "FITCH", "NET DEBT" and "PUBLIC FILINGS" appearing in SECTION 1.1 are amended, in their entirety, to read as follows:

                           "CONSOLIDATED NET WORTH" of any Person means the Net Worth of such Person and its Subsidiaries on a consolidated basis plus, in the case of the Company, the Designated Minority Interests to the extent not otherwise included; provided that, in no event shall the value ascribed to Designated Minority Interests exceed $136,892,000 in the aggregate.

                           "DEBT" means, in the case of any Person, (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures or notes, (iii) obligations of such Person to pay the deferred purchase price of property or services (other than trade payables not overdue by more than sixty


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                           (60) days incurred in the ordinary course of
                           business), (iv) monetary obligations of such Person as lessee under leases that are, in accordance with generally accepted accounting principles, recorded as capital leases, (v) obligations of such Person under guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) of this definition, and (vi) indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) of this definition secured by any Lien on or in respect of any property of such Person; provided, however, that Debt shall not include any obligation under or resulting from any agreement referred to in paragraph (y) of SCHEDULE I; and provided further, it is the understanding of the parties hereto that Debt shall not include any monetary obligations or guaranties of monetary obligations of Persons as lessee under leases that are, in accordance with GAAP, recorded as operating leases.

                           "DESIGNATED MINORITY INTERESTS" of the Company means, as of any date of determination, the total of the minority interests in the following Subsidiaries of the Company (i) El Furrial, (ii) PIGAP II, (iii) Nebraska Energy, (iv) Seminole, (v) American Soda and
                           (vi) other Subsidiaries of the Company as presented in its Consolidating balance sheet, in an amount not to exceed in the aggregate $9,000,000 for such other Subsidiaries not referred to in CLAUSES (i) through
                           (v) of this definition; provided that minority interests which provide for a stated preferred cumulative return shall not be included in "Designated Minority Interests".

                           "ENVIRONMENT" shall have the meaning set forth in 42 U.S.C. Section 9601(8) or any successor statute, and "ENVIRONMENTAL" shall mean pertaining or related to the Environment.

                           "FITCH" means Fitch, Inc.

                           "NET DEBT" means as of any date of determination, the excess of (x) the aggregate amount of all Debt of the Company and its Subsidiaries on a Consolidated basis, excluding Non-Recourse Debt, over (y) the sum of the Cash Holdings of the Company and its Subsidiaries on a Consolidated basis.

                           "PUBLIC FILINGS" means the Company's annual report on Form 10-K/A for the year ended December 31, 1999, and its quarterly report on Form 10-Q for the quarter ended March 31, 2000.

         (f) The definition of "NON-RECOURSE DEBT" appearing in SECTION 1.1 is amended by adding the following sentence at the end thereof:

                           "For purposes of this definition, a "non-material Subsidiary" shall mean any Subsidiary of the Company which, as of the date of the most recent Consolidating balance sheet of the Company delivered pursuant to Section 8.2 as


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                           described in clause (ii) of the definition of
                           "Consolidating," has total assets which account for less than five percent (5%) of the total assets of the Company and its Subsidiaries, as shown in the column described in clause (ii) of the definition of "Consolidating" of such Consolidating balance sheet; provided that, the total aggregate assets of non-material Subsidiaries shall not comprise at any time more than ten percent (10%) of the total assets of the Company and its Subsidiaries, as shown in such column of such Consolidating balance sheet."

         (g) The definitions of "PLAN", "PRIMARY CREDIT AGREEMENT", "PRINCIPAL SUBSIDIARIES" and "S&P" appearing in SECTION 1.1 are amended, in their entirety, to read as follows:

                           "PLAN" means an employee pension benefit plan (other than a Multiemployer Plan) as defined in Section 3(2) of ERISA currently maintained by, or, in the event such plan has terminated, to which contributions have been made or an obligation to make contributions has accrued, during any of the five (5) plan years preceding the date of termination of such plan by the Company or any ERISA Affiliate for employees of the Company or any such ERISA Affiliate and covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code.

                           "PRIMARY CREDIT AGREEMENT" means the U.S.
                           $700,000,000 Credit Agreement dated as of July 25, 2000, by and among the Company and the other borrowers named therein, as borrowers, the banks named therein, as lenders, the banks named therein, as co-syndication agents and documentation agent, Citibank, N.A., as agent, and Salomon Smith Barney as arranger, as the same may be from time to time modified or amended.

                           "PRINCIPAL SUBSIDIARIES" means a collective reference to NWP, TGPL, TGT, and WPC (each a "PRINCIPAL SUBSIDIARY").

                           "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

         (h) The definition of "SUBSIDIARY" appearing in SECTION 1.1 is amended by adding the following sentence at the end thereof:

                           "Notwithstanding the above, "Subsidiary" shall not include the WCG Subsidiaries, except that with respect to the Consolidated balance sheet and related Consolidated statements of income and cash flows for the Company referred to in Sections 7.5, 8.2(b) and 8.2(c) and as otherwise specifically provided herein the term "Subsidiary" used with respect to the Company shall include the WCG Subsidiaries."

         (i) The definition of "TERMINATION EVENT" appearing in SECTION 1.1 is amended by deleting the phrase "or an event described in Section 4062(f) of ERISA" from clause (a) thereof.


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                  1.2 Amendment to SECTION 7.1. SECTION 7.1 is amended by adding the word "material" before the word "Subsidiary" in the second and third sentences thereof.

                  1.3 Amendment to SECTION 7.6. SECTION 7.6 is amended to add the phrase "(including for the purposes of this SECTION 7.6, any WCG Subsidiary)" after the word "Subsidiary" appearing therein.

                  1.4 Amendment to SECTION 7.8. SECTION 7.8 is amended, in its entirety, to read as follows:

                                    "7.8 ERISA Compliance. No Termination Event
                           has occurred or is reasonably expected to occur with respect to any Plan that could reasonably be expected to have a material adverse effect on the Company or any of its material Subsidiaries (including for the purposes of this SECTION 7.8, the WCG Subsidiaries). Neither the Company nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and the Company is not aware of any reason to expect that any Multiemployer Plan is to be in reorganization or to be terminated within the meaning of Title IV of ERISA that could reasonably be expected to have a material adverse effect on the Company or any of its material Subsidiaries (including for the purposes of this SECTION 7.8, the WCG Subsidiaries) or any ERISA Affiliate."

                  1.5 Amendment to SECTION 7.9. SECTION 7.9 is amended by deleting the phrase "(other than material Subsidiaries not in existence on December 31, 1995)" appearing in the first sentence thereof.

                  1.6 Amendment to SECTION 7.11. SECTION 7.11 is amended, in its entirety, to read as follows:

                                    "7.11 Environmental Compliance Except as set
                           forth in the Public Filings or as otherwise disclosed in writing to the Administrative Agent after the date hereof and approved by the Administrative Agent and the Determining Lenders, the Company and its material Subsidiaries are in compliance in all material respects with all Environmental Protection Statutes to the extent material to their respective operations or financial condition. Except as set forth in the Public Filings or as otherwise disclosed in writing to the Administrative Agent after the date hereof and approved by the Administrative Agent and the Determining Lenders, the aggregate contingent and non-contingent liabilities of the Company and its Subsidiaries (other than those reserved for in accordance with GAAP and set forth in the financial statements regarding the Company referred to in
                           SECTION 7.5 and delivered to the Administrative Agent and excluding liabilities to the extent covered by insurance if the insurer has confirmed that such insurance covers such liabilities or which the Company reasonably expects to recover from ratepayers) which are reasonably expected to arise in connection with (a) the requirements of Environmental Protection Statutes or (b) any obligation or liability to any Person in connection with any


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                           Environmental matters (including, without limitation,
                           any release or threatened release (as such terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980) of any Hazardous Waste, Hazardous Substance, other waste, petroleum or petroleum products into the Environment) could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of the Company and its Subsidiaries (including for the purposes of this SECTION 7.11, the WCG Subsidiaries), taken as a whole."

                  1.7 Amendment to SECTION 7.12(b). SECTION 7.12(b) is amended to add the phrase "(including for the purposes of this SECTION 7.12(b), the WCG Subsidiaries)' after the word "Subsidiaries" appearing in the last sentence thereof.

                  1.8 Amendment to SECTION 8.2. Subsections (b), (c), (e), (f) and (i) of SECTION 8.2 are amended, in their respective entireties, to read as follows:

                                            "(b) as soon as available and in any
                           event not later than sixty (60) days after the end of each of the first three quarters of each fiscal year of the Company, the Consolidated and Consolidating balance sheets of the Company and its Subsidiaries as of the end of such quarter and the Consolidated and Consolidating statements of income and cash flows of the Company and its Subsidiaries for the period commencing at the end of the previous year and ending with the end of such quarter, all in reasonable detail and duly certified (subject to year-end audit adjustments) by an authorized financial officer of the Company as having been prepared in accordance with GAAP, provided that, if any financial statement referred to in this SECTION 8.2(b) is readily available on-line through EDGAR, the Company shall not be obligated to furnish copies of such financial statement. An authorized financial officer of the Company shall furnish a certificate (i) stating that he has no knowledge that a Default or Potential Default has occurred and is continuing or, if a Default or Potential Default has occurred and is continuing, a statement as to the nature thereof and the action, if any, which the Company proposes to take with respect thereto, and (ii) showing in detail the calculation supporting such statement in respect of SECTION 8.6; provided that, for purposes of Subsections (b) and (c) of this SECTION 8.2, "Subsidiaries" when used in relation to a Consolidated balance sheet and the related statement of income and cash flow shall include the WCG Subsidiaries;"

                                    "(c) as soon as available and in any event
                           not later than one hundred five (105) days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its Subsidiaries, including therein Consolidated and Consolidating balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and Consolidated and Consolidating statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, in each case prepared in accordance with GAAP and certified by Ernst & Young, LLP or other independent certified public accountants of


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                           recognized standing acceptable to the Administrative
                           Agent, provided that if any financial statement referred to in this SECTION 8.2(c) is readily available on-line through EDGAR, the Company shall not be obligated to furnish copies of such financial statement. The Company shall also deliver in conjunction with such financial statements a certificate of such accounting firm to the Administrative Agent (i) stating that, in the course of the regular audit of the business of the Company and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default or Potential Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default or Potential Default has occurred and is continuing, a statement as to the nature thereof, and (ii) showing in detail the calculations supporting such statement in respect of SECTION 8.6;"

                                    "(e) promptly after the sending or filing
                           thereof, copies of all proxy material, reports and other information which the Company sends to any of its security holders, and copies of all final reports and final registration statements which the Company or any material Subsidiary files with the Securities and Exchange Commission or any national securities exchange; provided that, if such proxy materials and reports, registration statements and other information are readily available on-line through EDGAR, the Company or such material Subsidiary shall not be obligated to furnish copies thereof;"

                                    "(f) as soon as possible and in any event
                           within thirty (30) Business Days after the Company or any ERISA Affiliate knows or has reason to know (i) that any Termination Event described in CLAUSE (a) of the definition of Termination Event with respect to any Plan has occurred that could have a material adverse effect on the Company or any material Subsidiary of the Company (including for the purposes of this SECTION 8.2(f) any material WCG Subsidiary) or any ERISA Affiliate, or (ii) that any other Termination Event with respect to any Plan has occurred or is reasonably expected to occur that could have a material adverse effect on the Company or any material Subsidiary of the Company (including for the purposes of this SECTION 8.2(f) any material WCG Subsidiary) or any ERISA Affiliate, a statement of the chief financial officer or chief accounting officer of the Company describing such Termination Event and the action, if any, which the Company, such Subsidiary or such ERISA Affiliate proposes to take with respect thereto;"

                                    "(i) promptly and in any event within
                           twenty-five (25) Business Days after receipt thereof by the Company or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Company or any ERISA Affiliate concerning (i) the imposition of a Withdrawal Liability by a Multiemployer Plan, (ii) the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA, (iii) the termination of a Multiemployer Plan within the meaning of Title IV of


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

                           ERISA, or (iv) the amount of liability incurred, or expected to be incurred, by the Company or such ERISA Affiliate in connection with any event described in CLAUSE (i), (ii) or (iii) above that, in each case, could have a material adverse effect on the Company or any ERISA Affiliate;"

                  1.9 Amendment to SECTION 8.4. SECTION 8.4 is amended by adding the following sentence to the end thereof:

                                    "Notwithstanding the foregoing, the Company
                           and its Subsidiaries may consummate any merger or consolidation permitted pursuant to SECTION 8.7 and any Subsidiary of the Company may be converted into a limited liability company by statutory election."

                  1.10 Amendment to SECTION 8.6. SECTION 8.6 is amended, in its entirety, to read as follows:

                                    "8.6 Debt. The Company shall not permit the
                           ratio of (a) the aggregate amount of Net Debt of the Company to (b) the sum of the Consolidated Net Worth of the Company plus Net Debt of the Company to exceed
                           0.65 to 1.0 at any time."

                  1.11 Amendment to SECTION 8.8. Clause (b)(iii) of SECTION 8.8 is amended, in its entirety, to read as follows:

                                    "(iii) other customary encumbrances and
                           restrictions now or hereafter existing of the Company or any of its Subsidiaries entered into in the ordinary course of business that are not more restrictive in any material respect than the encumbrances and restrictions with respect to the Company or its Subsidiaries existing on July 25, 2000."

                  1.12 Amendment to SECTION 8.9. SECTION 8.9 is amended, in its entirety, to read as follows:

                                    "8.9 Loans and Advances. The Company shall
                           not make or permit to remain outstanding or allow any of its Subsidiaries to make or permit to remain outstanding, any loan or advance to, or own, purchase or acquire any obligations or debt securities of any WCG Subsidiary, except that the Company and its Subsidiaries may make and permit to remain outstanding loans and advances to a WCG Subsidiary existing as of July 25, 2000 and listed on Exhibit F hereto (and such WCG Subsidiaries may permit such loans and advances on Exhibit F to remain outstanding). Except for those investments in existence on July 25, 2000 and listed on Exhibit F hereof, the Company shall not, and shall not permit any of its Subsidiaries to, acquire or otherwise invest in any stock or other equity or other ownership interest in a WCG Subsidiary."


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                  1.13 Amendment to SECTION 8.10. SECTION 8.10 is amended by adding the following sentence to the end thereof:

                                    "Nothing herein shall be construed to permit
                           the Company or any of its Subsidiaries to purchase shares, any interest in shares or any ownership interest in a WCG Subsidiary except as permitted by
                           SECTION 8.9."

                  1.14 Amendment to SECTION 8.11. SECTION 8.11. is amended, in its entirety, to read as follows:

                                    "8.11 Compliance with ERISA. The Company
                           shall not (a) terminate, or permit any ERISA
                           Affiliate to terminate, any Plan so as to result in any material liability of the Company or any material Subsidiary of the Company (including for purposes of this SECTION 8.11 any material WCG Subsidiary) or any such ERISA Affiliate to the PBGC, or (b) permit to exist any occurrence of any Termination Event with respect to a Plan which would have a material adverse effect on the Company or any material Subsidiary of the Company (including for purposes of this SECTION
                           8.11 any material WCG Subsidiary)."

                  1.15 Amendment to SECTION 8.13. SECTION 8.13. is amended, in its entirety, to read as follows:

                                    "8.13 Guarantees. After July 25, 2000, the
                           Company shall not guarantee or otherwise become contingently liable for, or permit any of its Subsidiaries to guarantee or otherwise become contingently liable for, any Debt or any other obligation of any WCG Subsidiary or to otherwise insure a WCG Subsidiary against loss."

                  1.16 Amendment to SECTION 8.15. SECTION 8.15. is amended by adding the phrase "relating to the business of the Company and its Subsidiaries, but excluding any WCG Subsidiary" immediately after the phrase "general corporate purposes" appearing therein, and by adding the following sentence at the end thereof:

                                    "The Company may not use any proceeds of any
                           Borrowings to make any loan or advance to, or to own, purchase or acquire any obligations or debt securities of, any WCG Subsidiary or to acquire or otherwise invest in any stock or other equity or other ownership interest in a WCG Subsidiary."

                  1.17 Amendment to SECTION 9.3. SECTION 9.3 is amended, in its entirety, to read as follows:

                                    "9.3 Covenants. The Company shall fail to
                           perform or observe (i) any term, covenant or agreement contained in SECTION 8.2 on its part to be performed or observed and such failure shall continue for ten (10) Business Days after the earlier of the date notice thereof shall have been given to the Company by the


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

                           Administrative Agent or any Lender or the date the Company shall have knowledge of such failure, or (ii) any term, covenant or agreement contained in this Agreement (other than a term, covenant or agreement contained in SECTION 8.2) or any Note on its part to be performed or observed; and such failure shall continue for five (5) Business Days after the earlier of the date notice thereof shall have been given to the Company by the Administrative Agent or any Lender or the date the Company shall have knowledge of such failure."

                  1.18 Amendment to SECTION 9.7. SECTION 9.7 is amended by replacing the reference to (i) the amount "$5,000,000" with the amount "$75,000,000" in Subsections (a) and (c) thereof; and (ii) the amounts "$15,000,000" and "$10,000,000" with the amounts "$75,000,000" and
         "$50,000,000", respectively, in Subsection (b) thereof.

                  1.19 Addition of EXHIBIT F. The Term Loan Agreement is amended by adding Exhibit F thereto, such Exhibit F to appear immediately after Exhibit E and to read as "Exhibit F" attached hereto and incorporated by reference herein.

PARAGRAPH 2. AMENDMENT EFFECTIVE DATE. This Amendment shall be binding upon all parties to the Loan Papers on the last day upon which the following has occurred:

                  (a) The Company shall have delivered to Administrative Agent true and correct copies of all documents evidencing or relating to the Primary Credit Agreement and that the transactions contemplated thereby have been consummated; and

                  (b) Counterparts of this Amendment shall have been executed and delivered to Administrative Agent by the Company, Administrative Agent, and the Determining Lenders or when Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that all such parties have executed and are delivering to Administrative Agent counterparts thereof.

Upon satisfaction of the foregoing conditions, this Amendment shall be deemed effective on and as of July 25, 2000 (the "AMENDMENT EFFECTIVE DATE").

PARAGRAPH 3. REPRESENTATIONS AND WARRANTIES. As a material inducement to Lenders to execute and deliver this Amendment, the Company hereby represents and warrants to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) the following: (a) the representations and warranties in the Term Loan Agreement and in all other Loan Papers are true and correct on the date hereof in all material respects, as though made on the date hereof; (b) no Default or Potential Default exists under the Loan Papers; and (c) the terms and provisions of the Primary Credit Agreement have been accurately and completely described in the documents provided to the Administrative Agent pursuant to PARAGRAPH 2(a) above.

PARAGRAPH 4. MISCELLANEOUS.

         4.1 EFFECT ON LOAN DOCUMENTS. The Term Loan Agreement and all related Loan Papers shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Amendment Effective Date, all references to the "Term Loan Agreement" shall be to the Term Loan Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of the Lenders under the Term Loan Agreement or any Loan Papers, nor constitute a waiver under the Term Loan Agreement or any other provision of the Loan Papers.

         4.2 REFERENCE TO MISCELLANEOUS PROVISIONS. This Amendment and the other documents delivered pursuant to this Amendment are part of the Loan Papers referred to in the Term Loan Agreement, and the provisions relating to Loan Papers set forth in SECTION 12 are incorporated herein by reference the same as if set forth herein verbatim.

         4.3 COSTS AND EXPENSES. The Company agrees to pay promptly the reasonable fees and expenses of counsel to Administrative Agent for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment.

         4.4 COUNTERPARTS. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, and all of which constitute, collectively, one agreement; but, in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that all parties execute the same counterpart so long as identical counterparts are executed by the Company, each Determining Lender, and Administrative Agent.

         4.5 THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         Executed as of the date first above written, but effective as of the Amendment Effective Date.

      [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOW.]

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Address for notices
One Williams Center, Suite 5000                  THE WILLIAMS COMPANIES, INC.,
Tulsa, Oklahoma 74172                            a Delaware corporation
Attention:  Treasurer
Telephone No.: (918) 573-5551
Facsimile No.: (918) 573-2065                    By:    /s/ James G. Ivey
                                                     ---------------------------
                                                 Name:  James G. Ivey
                                                 Title: Treasurer

With a copy to:
One Williams Center, Suite 4100
Tulsa, Oklahoma 74172
Attention: Associate General Counsel
Telephone No.: (918) 573-2613
Facsimile No.: (918) 573-4503

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1301 Avenue of the Americas              CREDIT LYONNAIS NEW YORK BRANCH,
New York, New York 10019                 as Administrative Agent and as a Lender


                                         By:    /s/ Peter D. Kelly
                                             -----------------------------------
                                         Name:  Peter D. Kelly
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------

With a copy to:
1000 Louisiana Street, Suite 5360
Houston, Texas 77002
Attention: Mr. Robert LaRocque
Telephone No.: 713-753-8733
Facsimile No.: 713-751-0307

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1230 Peachtree Street, Suite 3500   COMMERZBANK AG NEW YORK AND GRAND CAYMAN
Atlanta, Georgia 30309              BRANCHES, as Syndication Agent, as a
Telephone: (404) 888-6518           Lender and as a Designating Lender
Facsimile: (404) 888-6539

                                    By:    /s/  Harry P. Yergey
                                       -----------------------------------------
                                    Name:  Harry P. Yergey
                                         ---------------------------------------
                                    Title: SVP & Manager
                                          --------------------------------------

                                    By:    /s/ Brian J. Campbell
                                       -----------------------------------------
                                    Name:  Brian J. Campbell
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    FOUR WINDS FUNDING CORPORATION, as a
                                    Designated Lender


                                    By     COMMERZBANK AKTIENGESELLCHAFT, as
                                           Administrator and Attorney-in-Fact

                                    By:    /s/ Tom Ausfahl   /s/ Carl H. Jackson
                                       -----------------------------------------
                                    Name:  Tom Aus Fahl          Carl H. Jackson
                                         ---------------------------------------
                                    Title: Vice President  Senior Vice President
                                          --------------------------------------

With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1100 Louisiana Street, Suite 3000         THE BANK OF NOVA SCOTIA,
Houston, Texas 77002                      as Documentation Agent and as a Lender
Telephone: (713) 759-3445
Facsimile: (713) 752-2425
                                           By:    /s/  F.C.H. Ashby
                                              ----------------------------------
                                           Name:  F.C.H. Ashby
                                                --------------------------------
                                           Title: Senior Manager Loan Operations
                                                 -------------------------------

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

With a copy to:

----------------------------------

----------------------------------
Attention:
           -----------------------
Telephone No.:
               -------------------
Facsimile No.:
               -------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1020 19th Street, NW, Suite 500            ABU DHABI INTERNATIONAL BANK INC.,
Washington, DC 20036                       as a Lender
Telephone: (202) 842-7956
Facsimile: (202) 842-7955
                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

With a copy to:

----------------------------------

----------------------------------
Attention:
           -----------------------
Telephone No.:
               -------------------
Facsimile No.:
               -------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

470 Park Avenue South                       BANK POLSKA KASA OPIEKI S.A.,
32nd Street, 15th Floor                     as a Lender
New York, New York
Telephone: (212) 251-1245
Facsimile: (212) 679-5910                   By:    /s/ Hussain B. El-Tawil
                                               ---------------------------------
                                            Name:  Hussain B. El-Tawil
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------
With a copy to:

----------------------------------

----------------------------------

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

450 Park Avenue, Suite 2900                BANQUE WORMS CAPITAL CORP.,
New York, New York 10022-2698              as a Lender
Telephone: (212) 826-5479
Facsimile: (212) 593-4854
                                           By:    /s/ Michelle A. Fleming
                                              ----------------------------------
                                           Name:  Michelle A. Fleming
                                                --------------------------------
                                           Title: VP & General Counsel
                                                 -------------------------------

                                           By:    /s/ Jeff Marco
                                              ----------------------------------
                                           Name:  Jeff Marco
                                                --------------------------------
                                           Title: AVP
                                                 -------------------------------

With a copy to:

----------------------------------

----------------------------------
Attention:
           -----------------------
Telephone No.:
               -------------------
Facsimile No.:
               -------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1 World Trade Center, Suite 3211            CHANG HWA COMMERCIAL BANK, LTD.,
New York, New York 10048                    NEW YORK BRANCH, as a Lender
Telephone: (212) 390-7063
Facsimile: (212) 390-0120
                                            By:    /s/ Wan-Tu Yeh
                                               ---------------------------------
                                            Name:  Wan-Tu Yeh
                                                 -------------------------------
                                            Title: SVP & General Manager
                                                  ------------------------------
With a copy to:

----------------------------------

----------------------------------
Attention:
           -----------------------
Telephone No.:
               -------------------
Facsimile No.:
               -------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1 World Trade Center, 48th Floor             THE DAI-ICHI KANGYO BANK, LTD., as
New York, New York 10048                     a Lender
Telephone: (212) 432-6627
Facsimile: (212) 912-1879                    By:    /s/ Katsuya Noto
                                                --------------------------------
                                             Name:  Katsuya Noto
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------
With a copy to:

----------------------------------

----------------------------------
Attention:
           -----------------------
Telephone No.:
               -------------------
Facsimile No.:
               -------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Two World Trade Center, Suite 7868          FIRST COMMERCIAL BANK - NEW YORK
New York, New York 10048                    AGENCY, as a Lender
Telephone: (212) 432-5690
Facsimile: (212) 432-7250                   By:    /s/ Vincent T. C. Chen
                                               ---------------------------------
                                            Name:  Vincent T. C. Chen
                                                 -------------------------------
                                            Title: SVP & GM
                                                  ------------------------------
With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

380 Madison Avenue, 21st Floor             GULF INTERNATIONAL BANK,
New York, New York 10017                   as a Lender
Telephone: (212) 922-2323
Facsimile: (212) 922-2309
                                           By:    /s/ Abdel-Fattah Tahoun
                                              ----------------------------------
                                           Name:  Abdel-Fattah Tahoun
                                                --------------------------------
                                           Title: SVP
                                                 -------------------------------
With a copy to:

----------------------------------

----------------------------------
Attention:                                 By:    /s/ William B. Shepard
          ------------------------            ----------------------------------
Telephone No.:                             Name:  William B. Shepard
              --------------------              --------------------------------
Facsimile No.:                             Title: Vice President
              --------------------               -------------------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

2 World Trade Center, Suite 2846              HAU NAN COMMERCIAL BANK, LTD.,
New York, New York 10048                      as a Lender
Telephone: (212) 488-2330
Facsimile: (212) 912-1050
                                              By:    /s/ Yun-Peng Chang
                                                 -------------------------------
                                              Name:  Yun-Peng Chang
                                                   -----------------------------
                                              Title: SVP & General Manager
                                                    ----------------------------
With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

150 East 42nd Street, 29th Floor              BAYERISCHE HYPO-UND
New York, New York 10017                      VEREINSBANK AG, NEW YORK
Telephone: (212) 672-5446                     BRANCH,as a Lender
Facsimile: (212) 672-5530

                                              By:    /s/ Steven Atwell
                                                 -------------------------------
                                              Name:  Steven Atwell
                                                   -----------------------------
                                              Title: Director
                                                    ----------------------------


                                              By:    /s/ Shannon Batchman
                                                 -------------------------------
                                              Name:  Shannon Batchman
                                                   -----------------------------
                                              Title: Director
                                                    ----------------------------
With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

245 Peachtree Center Avenue, Suite 2550       KBC BANK N.V., as a Lender
Atlanta, Georgia 30303
Telephone: (404) 584-5466
Facsimile:  (404) 584-5465                    By:    /s/ Robert Snauffer
                                                 -------------------------------
                                              Name:  Robert Snauffer
                                                   -----------------------------
                                              Title: First Vice President
                                                    ----------------------------


                                              By:    /s/ Patrick A. Janssens
                                                 -------------------------------
                                              Name:  Patrick A. Janssens
                                                   -----------------------------
                                              Title: Vice President
                                                    ----------------------------
With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Grosse Bleiche 54-56            LANDESBANK RHEINLAND-PFALZ,
Mainz, Germany 55092            GIROZENTRALE,
Telephone: (011) 49-61-31-3580  as a Lender
Facsimile:

                                By:    /s/ Martina Decker-Ribka  /s/ Beatrix Eberz
                                   -----------------------------------------------
                                Name:  Martina Decker Ribka          Beatrix Eberz
                                     ---------------------------------------------
                                Title: Assistant Vice President            Manager
                                      --------------------------------------------

With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Ulsulenan Strasse                  LANDESBANK SAAR GIROZENTRALE,
Saabrucken, Germany 266111         as a Lender
Telephone: (011) 49-681-383-1476

                                   By:    /s/ Manfred Thinnes    /s/ Hans Wobido
                                      ------------------------------------------
                                   Name:  Manfred Thinnes            Hans Wobido
                                        ----------------------------------------
                                   Title: Sr. Vice President   Sr Vice President
                                         ---------------------------------------
With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Martensdamm 6                         LANDESBANK SCHLESWIG-HOLSTEIN
Kiel, Germany 24103                   GIROZENTRALE, as a Lender
Telephone: (011) 49-431-900-2783
Facsimile: (011) 49-431-900-2751      By:    /s/ Hans Christian Kuhl   /s/ Klaus Reimers
                                         -----------------------------------------------
                                      Name:  Hans Christian Kuhl           Klaus Reimers
                                           ---------------------------------------------
                                      Title: Senior Vice President  Asst. Vice President
                                            --------------------------------------------

With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

811 Wilshire Boulevard, Suite 1900         LAND BANK OF TAIWAN, LOS ANGELES
Los Angeles, California 90017              BRANCH, as a Lender
Telephone: (213) 532-3789
Facsimile: (213) 532-3766                  By:
                                                 -------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------
With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

2250 East 73rd Street, Suite 200         LOCAL OKLAHOMA BANK, N.A.,
Tulsa, Oklahoma 74136                    as a Lender
Telephone: (918) 494-3874
Facsimile: (918) 495-1284
                                         By:    /s/ Elisabeth F. Blue
                                            ------------------------------------
                                         Name:  Elisabeth F. Blue
                                              ----------------------------------
                                         Title: Senior Vice President
                                               ---------------------------------
With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

299 Park Avenue, 17th Floor              NATIONAL BANK OF KUWAIT, S.A.K.,
New York, New York 10171                 GRAND CAYMAN BRANCH, as a
Telephone: (212) 303-9878                Lender
Facsimile: (212) 888-2958

                                         By:    /s/ Muhannad Kamal
                                            ------------------------------------
                                         Name:  Muhannad Kamal
                                              ----------------------------------
                                         Title: General Manager
                                               ---------------------------------


                                         By:    /s/ Nicholas Arens
                                            ------------------------------------
                                         Name:  Nicholas Arens
                                              ----------------------------------
                                         Title: Executive Manager
                                               ---------------------------------
With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1200 Smith Street, Suite 3100            PARIBAS, as a Lender
Houston, Texas 77002
Telephone: (713) 982-1156
Facsimile: (713) 859-6915                By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Wall Street Plaza                         THE ROYAL BANK OF SCOTLAND, PLC,
88 Pine Street, 26th Floor                as a Lender
New York, New York 10005-1801
Telephone: (212) 269-1706
Facsimile: (212) 480-0791                 By:    /s/ Scott Barton
                                             -----------------------------------
                                          Name:  Scott Barton
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------

With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

277 Park Avenue, 6th Floor                 THE SUMITOMO BANK, LIMITED,
New York, New York 10172                   as a Lender
Telephone: (212) 224-4194
Facsimile: (212) 224-5188
                                           By:    /s/ C. Michael Garrido
                                              ----------------------------------
                                           Name:  C. Michael Garrido
                                                --------------------------------
                                           Title: Senior Vice President
                                                 -------------------------------
With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1251 Avenue of the Americas           THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY
New York, New York 10020              as a Lender
Telephone: (212) 282-4065
Facsimile: (212) 282-4250
                                      By:    /s/ Michael N. Oakes
                                         ---------------------------------------
                                      Name:  Michael N. Oakes
                                           -------------------------------------
                                      Title: Senior Vice President
                                            ------------------------------------
                                      THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED, HOUSTON OFFICE
                                      (Authorized Representative)

         Signature Page to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

55 East 52nd Street, 11th Floor                THE TOKAI BANK, LIMITED - NEW
New York, New York 10055                       YORK BRANCH, as a Lender
Telephone: (212) 339-1052
Facsimile: (212) 832-1428
                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------
With a copy to:

----------------------------------

----------------------------------
Attention:
          ------------------------
Telephone No.:
              --------------------
Facsimile No.:
              --------------------

                                    EXHIBIT F


                EXISTING LOANS AND INVESTMENT IN WCG SUBSIDIARIES

Loan Agreement dated as of September 8, 1999, between Williams Communications, Inc., as Borrower, and the Company, as Lender, filed as Exhibit 10.57 to WCG's Form 10-K/A for the fiscal year ended December 31, 1999.

Various immaterial intercompany receivables between the Company or its Subsidiaries and the WCG Subsidiaries for services rendered, which are settled on a reasonably prompt basis. Services are rendered to the WCG Subsidiaries by the Company or its Subsidiaries pursuant to certain intercompany services agreements, all of which are filed as exhibits to WCG's Form 10-K/A for the fiscal year ended December 31, 1999.

As of July 25, 2000, the Company's investment in WCG consists of 395,434,965 shares of Class B common stock.